SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

APRIL 30, 2004

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East
Suite 8050
Atlanta, GA 30346	770-481-0305
(Address of Principal Executive Offices) (Zip Code)	(Registrant’s Telephone Number Including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press Release Announcing Date for First Quarter Results and Conference Call

ITEM 9. REGULATION FD DISCLOSURE

On April 30, 2004 Jameson Inns, Inc. issued a press release announcing date for first quarter results and conference call. A copy of the press release is furnished as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.
Dated as of April 30, 2004
	By:	/s/ Craig R. Kitchin
Craig R. Kitchin
	Its:	President & Chief Financial Officer